                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 3, 1998
                                  -----------


                            ELECTRONIC DESIGNS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          DELAWARE                      0-21305                 04-3298416
(State or other jurisdiction    (Commission file number)       (IRS employer
        of incorporation)                                   identification no.)


              ONE RESEARCH DRIVE, WESTBOROUGH, MASSACHUSETTS 01581
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (508) 366-5151

ITEM 5 - OTHER EVENTS

         On May 3, 1998, Electronic Designs, Inc. (the "Company"), Bowmar Instrument Corporation ("Bowmar") and Bravo Acquisition Subsidiary, Inc. ("Acquisition Subsidiary") entered into an Agreement and Plan of Merger (the "May 3rd Merger Agreement") pursuant to which Acquisition Subsidiary, a wholly-owned subsidiary of Bowmar, will merge with and into the Company (the "Merger"), with the Company being the surviving corporation and a wholly-owned subsidiary of Bowmar.

         On August 24, 1998, the Company, Bowmar and Acquisition Subsidiary entered into an amendment (the "Second Amendment") to the May 3rd Merger Agreement. The Second Amendment changes the Exchange Ratio (as defined in the May 3rd Merger Agreement) such that at the effective time of the Merger each outstanding share of common stock of the Company will be converted into the right to receive 1.275 shares of common stock of Bowmar. The Exchange Ratio had originally been fixed at 1.375. In connection with the Second Amendment, the parties agreed to change the accounting treatment of the Merger from pooling accounting to purchase accounting. The parties had previously agreed to account for the Merger as a pooling pursuant to the June 9, 1998 amendment (the "First Amendment") to the Merger Agreement.

         Copies of the May 3rd Merger Agreement, the First Amendment and the Second Amendment are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated herein by reference, and copies of the Press Releases of EDI and Bowmar are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.



ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit 2.1* Agreement and Plan of Merger, dated as of May 3, 1998, by and among Electronic Designs, Inc., Bowmar Instrument Corporation and Bravo Acquisition Subsidiary, Inc.

Exhibit 2.2 Amendment to Agreement and Plan of Merger, dated as of June 9, 1998, by and among Bowmar Instrument Corporation, Bravo Acquisition Subsidiary, Inc. and Electronic Designs, Inc.

Exhibit 2.3 Second Amendment to Agreement and Plan of Merger, dated as of August 24, 1998, by and among Bowmar Instrument Corporation, Bravo Acquisition Subsidiary, Inc. and Electronic Designs, Inc.

Exhibit 99.2*     Text of Press Release relating to the Merger

Exhibit 99.3      Text of Press Release relating to the First Amendment

Exhibit 99.4      Text of Press Release relating to the Second Amendment

* Previously filed

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             ELECTRONIC DESIGNS, INC.



Date: August 27, 1998                        By: /s/ Donald F. McGuinness
                                                 ------------------------------
                                                 Donald F. McGuinness, Chief
                                                 Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
-----------                        -----------


Exhibit 2.1* Agreement and Plan of Merger, dated as of May 3, 1998, by and among Electronic Designs, Inc., Bowmar Instrument Corporation and Bravo Acquisition Subsidiary

Exhibit 2.2 Amendment to Agreement and Plan of Merger, dated as of June 9, 1998, by an among Bowmar Instrument Corporation, Bravo Acquisition Subsidiary, Inc. and Electronic Designs, Inc.

Exhibit 2.3 Second Amendment to Agreement and Plan of Merger, dated as of August 24, 1998, by and among Bowmar Instrument Corporation, Bravo Acquisition Subsidiary, Inc. and Electronic Designs, Inc.

Exhibit 99.2*     Text of Press Release relating to the Merger

Exhibit 99.3      Text of Press Release relating to the First Amendment

Exhibit 99.4      Text of Press Release relating to the Second Amendment

* Previously filed